SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 7, 2011

H. J. Heinz Company
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-3385	25-0542520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 PPG Place, Suite 3100 Pittsburgh, Pennsylvania 15222
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (412) 456-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 7, 2011, H. J. Heinz Company, a Pennsylvania corporation (“Heinz”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BNP Paribas Securities Corp. and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule 1 thereto (the “Underwriters”), pursuant to which Heinz agreed to issue and sell to the Underwriters $300,000,000 of its 2.000% notes due 2016 (the “2016 Notes”) and $400,000,000 of its 3.125% notes due 2021 (the “2021 Notes” and, together with the 2016 Notes, the “Notes”). The Notes were offered pursuant to Heinz’s Registration Statement on Form S-3, File No. 333-176707, dated September 7, 2011.

From time to time in the ordinary course of their respective businesses, certain of the Underwriters and their affiliates have engaged in and may in the future engage in commercial banking, derivatives and/or financial advisory, investment banking and other commercial transactions and services with Heinz and its affiliates.

The closing of the sale of the Notes is expected to occur on September 12, 2011. The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discount and the estimated offering expenses payable by Heinz, are approximately $689,802,000. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report on Form 8-K and is incorporated by reference into the Registration Statement.

The Notes are governed by an Indenture (the “Indenture”) dated July 15, 2008 between Heinz and Union Bank, N.A. (f/k/a Union Bank of California, N.A.), as trustee. Heinz may issue additional debt securities from time to time pursuant to the Indenture. A copy of the form of Indenture was filed as Exhibit 4.1 to Heinz’s Registration Statement on Form S-3, File No. 333-152196, dated July 9, 2008, and is incorporated by reference to this report on Form 8-K. Forms of the 2016 Notes and the 2021 Notes are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement dated September 7, 2011 between H.J. Heinz Company and J.P. Morgan Securities LLC, BNP Paribas Securities Corp. and HSBC Securities (USA) Inc., as representatives of the several underwriters named in Schedule 1 thereto

4.1	Form of 2016 Note
4.2	Form of 2021 Note
5.1	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2011	H.J. HEINZ COMPANY

	By:	/s/ Theodore N. Bobby
Theodore N. Bobby Executive Vice President and General Counsel